ALEXANDER & BALDWIN, INC.
                  1998 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                                 AMENDMENT NO. 3
                                 ---------------


         The Alexander & Baldwin, Inc. 1998 Non-Employee Director Stock Option Plan (the "Plan") is hereby amended, effective as of June 23, 2004, in the following respect:

         1. Section I ("AMENDMENT OF THE PLAN") of Article Three of the Plan is hereby amended in its entirety to read as follows:

                  "The Plan may be amended at any time by the Board, subject to shareholder approval for any material amendments to the Plan or as required under applicable law or regulation."

         2. Except as modified by this Amendment No. 3, all the terms and provisions of the Plan (as previously amended) shall continue in full force and effect.

         IN WITNESS WHEREOF, Alexander & Baldwin, Inc. has caused this Amendment No. 3 to be executed on its behalf by its duly-authorized officers on this 23rd day of June, 2004.


                            ALEXANDER & BALDWIN, INC.

                            By /s/ John F. Gasher
                               Its Vice President

                            By /s/ Alyson J. Nakamura
                               Its Secretary